1Q 2026 Earnings Call 19 February 2026 Exhibit 99.2 (Furnished herewith)

2 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Forward-Looking Statements This earnings call and accompanying materials may include forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “forecast,” “guidance,” “project,” “target,” “outlook,” “prospects,” “expect,” “estimate,” “will,” “goal,” “plan,” “anticipate,” “intend,” “predict,” “believe,” “likely,” “future,” “could,” “may,” or other similar words or phrases, including the negative variations of such words or phrases. Examples of forward-looking statements include, among others, comments and information concerning the Company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact the Company’s businesses and customers. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, changes in circumstances, and other factors that are difficult to predict and many of which are outside of the Company’s control causing actual results to differ materially from those projected in these forward-looking statements. Among these factors are risks related to the agricultural business cycle, which can be unpredictable and is affected by a variety of factors, such as farm income; macroeconomic conditions due to slower economic growth or a recession; the uncertainty of government policies and actions with respect to the global trade environment including increased and proposed tariffs; exposure to risks and events beyond our control in countries in which we operate, such as economic and political instability, worldwide demand for food and different forms of renewable energy impacting the price of farm commodities; rationalization, restructuring, relocation, expansion and/or reconfiguration of manufacturing and warehouse facilities; accurately forecasting customer demand for products and services, and adequately managing inventory; availability and price of raw materials, components, and whole goods; delays or disruptions in our supply chain; changes in climate patterns, unfavorable weather events, and natural disasters; higher interest rates and currency fluctuations; negative economic conditions in the financial industry which could impact our financial services segment; the ability to execute business strategies, including our Smart Industrial Operating Model and Leap Ambitions ; the complexity of our products and the risks associated with not realizing the anticipated benefits of our investments, such as customer acceptance and the pace of adopting our products and technologies; dealer practices and their ability to manage new and used inventory, distribute our products, and provide support and service for precision technology solutions; the ability to realize anticipated benefits of acquisitions and joint ventures, including challenges with successful integration; negative claims or publicity that damage our reputation or brand; the ability to attract, develop, engage, and retain qualified employees; the impact of workforce reductions on company culture, employee retention and morale, and institutional knowledge; labor relations and contracts, including work stoppages and other disruptions; security breaches, cybersecurity attacks, technology failures, and other disruptions to our information technology infrastructure and products; leveraging artificial intelligence and machine learning within our business processes; changes to existing laws and regulations, including the implementation of new, more stringent laws, as well as compliance with these laws and regulations; investigations, claims, lawsuits, or other legal proceedings. For a discussion of some of these risks and uncertainties see “Item 1A Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the U.S. Securities and Exchange Commission. Investors should refer to and consider the information on risks and uncertainties in addition to the information presented here. All forward-looking statements made in this earnings call and accompanying materials are based only on information currently available and speaks only as of the date on which it is made. You should not place undue reliance on forward-looking statements. The Company, except as required by law, undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise. This earnings call and accompanying materials may contain non-GAAP financial measures. Non-GAAP measures should be viewed as a supplement to, and not in isolation from, or as a substitute for the Company’s GAAP measures of performance and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. 19

3 John Deere | 1Q 2026 Earnings Call | February 19, 2026 1Q 2026 Results ($ millions except where noted) $8,508 $9,611 1Q 2025 1Q 2026 $6,809 $8,001 1Q 2025 1Q 2026 $869 $656 1Q 2025 1Q 2026 $3.19 $2.42 1Q 2025 1Q 2026 18% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 13% 25% 24% 20

4 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Production & Precision Ag 1Q 2026 Results $ in millions $3,067 $3,163 1Q 2025 1Q 2026 Net Sales 3% Operating Profit Comparison $0 $338 ($61) ($4) ($39) ($48) ($74) $6 $21 $139 1Q 2025 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2026 21

5 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Small Ag & Turf 1Q 2026 Results $ in millions $1,748 $2,168 1Q 2025 1Q 2026 Net Sales 24% Operating Profit Comparison $0 $124 $148 $35 ($14) $10 ($99) ($23) $15 $196 1Q 2025 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2026 22

6 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Ag and Turf Industry Outlook (in units) – FY 2026 Source: Deere & Company forecast as of 19 February 2026 U.S. and CANADA LARGE AG Down 15-20% EUROPE AG Flat to up 5% SOUTH AMERICA AG (tractors and combines) Down ~5% U.S. and CANADA SMALL AG and TURF Flat to up 5% ASIA AG Flat to down 5% 23

7 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Production & Precision Ag Business Segment Outlook $ in millions Source: Deere & Company forecast as of 19 February 2026 15.4% FY 2025 FY 2026 Fcst $17,311 FY 2025 FY 2026 Fcst Net Sales Operating Margin 11-13% 5-10% 24

8 John Deere | 1Q 2026 Earnings Call | February 19, 2026 $10,224 FY 2025 FY 2026 Fcst Small Ag & Turf Business Segment Outlook $ in millions Source: Deere & Company forecast as of 19 February 2026 11.8% FY 2025 FY 2026 Fcst Net Sales Operating Margin ~15% 13.5-15% 25

9 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Construction & Forestry 1Q 2026 Results $ in millions $1,994 $2,670 1Q 2025 1Q 2026 Net Sales 34% Operating Profit Comparison $0 $65 $162 ($7) ($8) ($3) ($77) ($13) $18 $137 1Q 2025 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 1Q 2026 26

Construction & Forestry

Industry Outlook (in units) – FY 2026

U.S. and CANADA CONSTRUCTION EQUIPMENT



Up ~5%

U.S. and CANADA COMPACT CONSTRUCTION EQUIPMENT



Up ~5%

GLOBAL FORESTRY



Flat

GLOBAL ROADBUILDING



Up ~5%

Source: Deere & Company forecast as of 19 February 2026

10 John Deere | 1Q 2026 Earnings Call | February 19, 2026

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11 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Construction & Forestry Business Segment Outlook $ in millions Source: Deere & Company forecast as of 19 February 2026 9.0% FY 2025 FY 2026 Fcst $11,382 FY 2025 FY 2026 Fcst Net Sales Operating Margin ~15% 9-11% 28

12 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Financial Services Net Income – Results and Outlook $ in millions Source: Deere & Company forecast as of 19 February 2026 $230 $244 1Q 2025 1Q 2026 Quarter Results Fiscal Year Outlook $890 $840 FY 2025 FY 2026 Fcst ~ 29

13 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) $4.5-5.0B 25-27% FY 2026 FORECAST Net Operating Cash Flow* $4.5-5.5B *Equipment Operations Source: Deere & Company forecast as of 19 February 2026 Other Research and Development Expenses* Capital Expenditures* Up slightly ~$1.4B 30

14 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Appendix 31

15 John Deere | 1Q 2026 Earnings Call | February 19, 2026 January 2026 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 16% In-line with the industry 2WD Tractors (40 < 100 PTO hp) 2% Up low single digit 2WD Tractors (100+ PTO hp) 17% Less than the industry 4WD Tractors 32% More than the industry Combines 15% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2026 2025 2WD Tractors (100+ PTO hp) 27% 34% Combines 18% 11% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 32

16 John Deere | 1Q 2026 Earnings Call | February 19, 2026 January 2026 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Single digit Earthmoving and Forestry Double digits 33

17 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses, including organic and inorganic activities. Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Repurchase shares to deploy remaining free cash flow to shareholders over the business cycle COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS Equipment Operations Cash Flow from Operating Activities 34

18 John Deere | 1Q 2026 Earnings Call | February 19, 2026 NEW GENERATION 210, 230 & 260 P-TIER DESIGNED, DEVELOPED, AND MANUFACTURED IN THE UNITED STATES CONEXPO 2026 Las Vegas, NV March 3rd-7 th 35

19 John Deere | 1Q 2026 Earnings Call | February 19, 2026 View the 2025 Business Impact Report https://about.deere.com/en-us/sustainability 36

20 John Deere | 1Q 2026 Earnings Call | February 19, 2026 Deere & Company’s 2Q 2026 earnings call is scheduled for 9:00 a.m. Central Time on Thursday, 21 May 2026. 37